Exhibit 10.6

Second Amendment to Custody Agreement

This Second Amendment to that certain Custody Agreement by and between Keating Capital, Inc. n/k/a BDCA Venture, Inc. (“BDCA Venture”) and Steele Street Bank & Trust (the “Custodian”) dated November 18, 2008, as amended on December 21, 2012 (the “Custody Agreement”) is hereby entered into by BDCA Venture and the Custodian as of September 24, 2014.

WHEREAS, BDCA Venture and the Custodian desire to modify certain terms of the Custody Agreement so that the custody arrangement includes the custody of securities accounts that hold securities that are held as collateral for margin loans; and

WHEREAS, the Board of Directors of BDCA Venture (the “Board”) has approved this Second Amendment to the Custody Agreement (“Second Amendment”); and

WHEREAS, all capitalized terms contained in this Second Amendment not otherwise defined herein shall have the meaning ascribed to them in the Custody Agreement; and

WHEREAS, BDCA Venture and the Custodian desire to enter into this Second Amendment to modify and amend the terms of the Custody Agreement as set forth herein effective as September 24, 2014; and

NOW, THEREFORE, the parties hereto agree as follows:

1.  Section 1(a) of Article II (Appointment of Custodian; Accounts; Representations, Warranties, and Covenants) is hereby amended to add the following sentence at the end thereof:

“Securities accounts shall include accounts that hold Securities that are held as collateral for margin loans.”

2.  All references to “Keating Capital, Inc.” shall be changed to “BDCA Venture, Inc.” All references to “Keating Capital” shall be changed to “BDCA Venture.”

3.  Except as set forth herein, the terms and conditions of the Custody Agreement and Addendum A thereto shall remain in full force and effect.

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IN WITNESS WHEREOF, BDCA Venture and Custodian have caused this Second Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

BDCA Venture, Inc.

By: /s/ Frederic M. Schweiger
       Frederic M. Schweiger, Chief Operating Officer

Steele Street Bank & Trust

By: /s/ Mary K. Rolsch

Name (print): Mary K. Rolsch

Title: Senior Vice President

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